UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2009

THE MOSAIC COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32327	20-0891589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Campus Drive Suite E490 Plymouth, Minnesota	55441
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 918-8270

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

The information under Item 5.03 of this report relating to certain amendments to the Company’s Bylaws is incorporated herein by reference.

Item 5.03.	Amendments to Bylaws.

On July 2, 2009, the Board of Directors of The Mosaic Company (the “Company”) approved certain amendments to the Company’s Bylaws, including the following amendments: (i) an amendment to Section 1.2 of the Bylaws to provide that the Chairman of the Board or the Board will call a special meeting of the stockholders at the request in writing of a stockholder of the Company that beneficially owns shares of the stock of the Company representing in the aggregate at least 50% of the total number of outstanding shares of common stock entitled to vote (a “Majority Stockholder”); (ii) an amendment to Section 2.2 of the Bylaws to provide that any vacancies in the Board created by an increase in the size of the Board above 13 may be filled only by stockholders at an annual or special meeting of stockholders and (iii) an amendment to Sections 1.7 and 2.2 to change the deadline for a Majority Stockholder to present nominations and other business at an annual meeting from the 90 days, to 45 days, prior to the anniversary date of the immediately preceding annual meeting. In addition, the Bylaws were amended to make related and conforming changes to Sections 1.7 and 2.12, and Article XI was amended to provide that under certain circumstances any amendments to the Bylaws that would be inconsistent with the foregoing Sections of the Bylaws (Sections 1.2, 1.7, 2.2 and 2.12) may not be effected without the affirmative vote of the holders of Company stock voting at an annual or special meeting in which any such amendment is proposed. The Bylaws were also amended to remove all references to an Amended and Restated Investor Rights Agreement, dated August 17, 2006, which expired on October 22, 2008, and to make certain other administrative amendments to Sections 1.5 and 2.5 of the Bylaws.

The preceding is qualified in its entirety by reference to the Company’s amended and restated Bylaws, which are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Reference is made to the Exhibit Index hereto with respect to the exhibit filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MOSAIC COMPANY

Date: July 9, 2009	By:	/s/ Richard L. Mack
	Name:	Richard L. Mack
	Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws